SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2001

PROTECTIVE LIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12332	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South, Birmingham, Alabama	35223
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (205) 879-9230

N/A
(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

        On December 31, 2001, Protective Life Corporation (the “Company”) completed its previously announced sale of substantially all of its Dental Benefits Division to Fortis, Inc. The transaction, which was valued at approximately $300 million, included the coinsurance of the Division’s indemnity business and the sale of the Division’s prepaid dental subsidiaries.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        The following pro forma statements of Protective Life Corporation are included herein:

        Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2001 (unaudited)

        Pro Forma Consolidated Condensed Statement of Income for the nine months ended September 30, 2001 (unaudited)

        Pro Forma Consolidated Condensed Statement of Income for the year ended December 31, 2000 (unaudited)

        Pro Forma Consolidated Condensed Statement of Income for the year ended December 31, 1999 (unaudited)

        Pro Forma Consolidated Condensed Statement of Income for the year ended December 31, 1998 (unaudited)

        Notes to Pro Forma Consolidated Condensed Financial Statements (unaudited)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
BY/s/Jerry W. DeFoor
Jerry W. DeFoor
Vice President and Controller

Dated:   January 15, 2002

INDEX TO FINANCIAL STATEMENTS

PRO FORMA STATEMENTS OF PROTECTIVE LIFE CORPORATION

Pro Forma Consolidated Condensed Balance Sheet as of
        September 30, 2001 (unaudited)

Pro Forma Consolidated Condensed Statement of Income
        for the nine months ended September 30, 2001 (unaudited)

Pro Forma Consolidated Condensed Statement of Income
        for the year ended December 31, 2000 (unaudited)

Pro Forma Consolidated Condensed Statement of Income
        for the year ended December 31, 1999 (unaudited)

Pro Forma Consolidated Condensed Statement of Income
        for the year ended December 31, 1998 (unaudited)

Notes to Pro Forma Consolidated Condensed Statement (unaudited)

PROTECTIVE LIFE CORPORATION
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET AS OF SEPTEMBER 30, 2001
(DOLLARS IN THOUSANDS)
(UNAUDITED)
                                                                                    PROTECTIVE LIFE
                                                        PROTECTIVE LIFE               CORPORATION
                                                          CORPORATION     PRO FORMA    PRO FORMA
                                                          CONSOLIDATED   ADJUSTMENTS  CONSOLIDATED
                                                         --------------  ----------- --------------
                                                           (UNAUDITED)
ASSETS
   Investments:
     Fixed maturities, at market                          $9,537,794      ($8,382)(1) $9,529,412
     Equity securities, at market                             79,200                      79,200
     Mortgage loans on real estate                         2,507,560                   2,507,560
     Investment in real estate, net                           22,992                      22,992
     Policy loans                                            329,762                     329,762
     Other long-term investments                             183,696                     183,696
     Short-term investments                                  144,002       (6,391)(1)    137,611
                                                          ----------     ---------    ----------
       Total investments                                  12,805,006      (14,773)    12,790,233
   Cash                                                      272,992      219,396 (1)    492,388
   Accrued investment income                                 148,492          (79)(1)    148,413
   Accounts and premiums receivable, net                     117,798      (18,860)(1)     98,938
   Accounts receivable - investments                         558,900                     558,900
   Reinsurance receivables                                 1,153,644       51,176 (1)  1,204,820
   Deferred policy acquisition costs                       1,374,836      (13,510)(1)  1,361,326
   Goodwill, net                                             247,952     (198,878)(1)     49,074
   Property and equipment, net                                55,794                      55,794
   Other assets                                              262,369       (5,476)(1)    248,393
                                                                           (8,500)(2)
   Assets related to separate accounts
     Variable annuity                                      1,514,327                   1,514,327
     Variable universal life                                  65,193                      65,193
     Other                                                     3,923                       3,923
                                                          -----------    ---------   -----------
                                                          $18,581,226     $10,496    $18,591,722
                                                          ===========    =========   ===========
LIABILITIES
   Policy liabilities and accruals                        $6,949,783      ($7,237)(1) $6,942,546
   Stable value contract account balances                  3,838,608                   3,838,608
   Annuity account balances                                2,407,805                   2,407,805
   Other policyholders' funds                                144,762       (1,678)(1)    143,084
   Accounts payable - investments                            939,951                     939,951
   Other liabilities                                         461,389      (13,483)(1)    462,948
                                                                           15,042 (2)
   Accrued income taxes                                       15,108       53,898 (1)     63,741
                                                                           (5,265)(2)
   Deferred income taxes                                     181,671        1,611 (1)    180,307
                                                                           (2,975)(2)
   Debt                                                      410,498                     410,498
   Guaranteed Preferred Beneficial Interests
     8.25% Trust Originated Preferred Securities              75,000                      75,000
     7.5% Trust Originated Preferred Securities              100,000                     100,000
   Liabilities related to separate accounts
     Variable annuity                                      1,514,327                   1,514,327
     Variable universal life                                  65,193                      65,193
     Other                                                     3,923                       3,923
                                                          ----------     ---------    ----------
                                                          17,108,018       39,913     17,147,931
                                                          ----------     ---------    ----------

SHARE-OWNERS' EQUITY
   Preferred Stock, $1.00 par value,
     Shares authorized: 3,600,000; Issued: None
   Junior Participating Cumulative Preferred Stock,
     $1.00 par value Shares authorized: 400,000;
     Issued: None
   Common Stock, $.50 par value,
     Shares authorized: 160,000,000
     Shares issued: 73,251,960                                36,626                      36,626
   Additional paid-in capital                                404,827                     404,827
   Treasury stock, at cost 4,696,788 shares                  (15,897)                    (15,897)
   Stock held in trust 49,761 shares                          (1,290)                     (1,290)
   Unallocated stock in Employee Stock Ownership Plan
     1,001,401 shares                                         (3,686)                     (3,686)
   Retained earnings                                         938,988      (14,115)(1)    909,571
                                                                          (15,302)(2)
   Accumulated other comprehensive income:
     Net unrealized gains on investments (net of income
       tax: $61,191)                                         113,640                     113,640
                                                         -----------      --------   -----------
                                                           1,473,208      (29,417)     1,443,791
                                                         -----------      --------   -----------
                                                         $18,581,226      $10,496    $18,591,722
                                                         ===========      ========   ===========

See notes to pro forma consolidated condensed financial statements
PROTECTIVE LIFE CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
(DOLLARS IN THOUSANDS)
(UNAUDITED)
                                                                                            PROTECTIVE LIFE
                                                  PROTECTIVE LIFE                             CORPORATION
                                                    CORPORATION         PRO FORMA              PRO FORMA
                                                    CONSOLIDATED       ADJUSTMENTS            CONSOLIDATED
                                                  ----------------     -----------           --------------
Revenues
   Premiums and policy fees                         $1,264,606          $254,212               $1,010,394
   Reinsurance ceded                                   554,307             8,470                  545,837
                                                     ---------           -------                ---------
       Net of reinsurance ceded                        710,299           245,742                  464,557
   Net investment income                               646,963             4,718                  642,245
   Realized investment gains (losses)                      819                                        819
   Other income                                        107,760            13,119                   94,641
                                                     ---------           -------                ---------
                                                     1,465,841           263,579                1,202,262
                                                     ---------           -------                ---------

Benefits and expenses
   Benefits and settlement expenses                    901,582           169,827                  731,755
   Amortization of deferred policy acquisition costs    95,203             5,414                   89,789
   Amortization of goodwill                              6,746             4,103                    2,643
   Other operating expenses                            287,710            78,862                  208,848
                                                     ---------           -------                ---------
                                                     1,291,241           258,206                1,033,035
                                                     ---------           -------                ---------

Income before income tax                               174,600             5,373                  169,227

Income tax expense                                      59,189             3,317                   55,872
                                                     ---------           -------                ---------
Income from Continuing Operations Before
the Effect of a Change in Accounting
Principle and Extraordinary Loss                      $115,411            $2,056                 $113,355
                                                     =========           =======                =========
   See notes to pro forma consolidated condensed financial statements

PROTECTIVE LIFE CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2000
(DOLLARS IN THOUSANDS)
(UNAUDITED)

                                                                                      PROTECTIVE LIFE
                                                    PROTECTIVE LIFE                     CORPORATION
                                                     CORPORATION        PRO FORMA        PRO FORMA
                                                     CONSOLIDATED      ADJUSTMENTS      CONSOLIDATED
                                                    ---------------    -----------    ----------------
Revenues
   Premiums and policy fees                           $1,656,108         $352,837         $1,303,271
   Reinsurance ceded                                     822,450           11,102            811,348
                                                       ---------          -------          ---------
       Net of reinsurance ceded                          833,658          341,735            491,923
   Net investment income                                 737,284            7,131            730,153
   Realized investment gains (losses)                     (7,043)                             (7,043)
   Other income                                          170,068           18,234            151,834
                                                       ---------          -------          ---------
                                                       1,733,967          367,100          1,366,867
                                                       ---------          -------          ---------
Benefits and expenses
   Benefits and settlement expenses                      989,565          227,034            762,531
   Amortization of deferred policy acquisition costs     149,574            6,394            143,180
   Amortization of goodwill                                8,525            5,412              3,113
   Other operating expenses                              346,911          102,225            244,686
                                                       ---------          -------          ---------
                                                       1,494,575          341,065          1,153,510
                                                       ---------          -------          ---------

Income before income tax                                 239,392           26,035            213,357

Income tax expense                                        85,916           11,006             74,910
                                                       ---------          -------          ---------
Income from Continuing Operations Before
the Effect of a Change in Accounting
Principle and Extraordinary Loss                        $153,476          $15,029           $138,447
                                                       =========          =======          =========
   See notes to pro forma consolidated condensed financial statements

PROTECTIVE LIFE CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1999
(DOLLARS IN THOUSANDS)
(UNAUDITED)

                                                                                     PROTECTIVE LIFE
                                                  PROTECTIVE LIFE                      CORPORATION
                                                    CORPORATION        PRO FORMA        PRO FORMA
                                                    CONSOLIDATED      ADJUSTMENTS      CONSOLIDATED
                                                  ----------------    -----------    ---------------
Revenues
   Premiums and policy fees                        $1,299,317         $400,313          $899,004
   Reinsurance ceded                                  538,033           39,768           498,265
                                                    ---------          -------         ---------
       Net of reinsurance ceded                       761,284          360,545           400,739
   Net investment income                              676,401            7,998           668,403
   Realized investment gains (losses)                  (1,057)                            (1,057)
   Other income                                        97,254            7,563            89,691
                                                    ---------          -------         ---------
                                                    1,533,882          376,106         1,157,776
                                                    ---------          -------         ---------
Benefits and expenses
   Benefits and settlement expenses                   864,582          233,202           631,380
   Amortization of deferred policy acquisition costs  104,912            8,223            96,689
   Amortization of goodwill                             5,584            5,268               316
   Other operating expenses                           319,283           94,742           224,541
                                                    ---------          -------         ---------
                                                    1,294,361          341,435           952,926
                                                    ---------          -------         ---------
Income before income tax                              239,521           34,671           204,850

Income tax expense                                     86,431           13,979            72,452
                                                    ---------          -------         ---------
Income from Continuing Operations Before
the Effect of a Change in Accounting
Principle and Extraordinary Loss                     $153,090          $20,692          $132,398
                                                    =========          =======         =========
   See notes to pro forma consolidated condensed financial statements

PROTECTIVE LIFE CORPORATION
PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1998
(DOLLARS IN THOUSANDS)
(UNAUDITED)

                                                                                     PROTECTIVE LIFE
                                                 PROTECTIVE LIFE                       CORPORATION
                                                   CORPORATION        PRO FORMA         PRO FORMA
                                                   CONSOLIDATED      ADJUSTMENTS       CONSOLIDATED
                                                 ---------------     -----------     ---------------
Revenues
   Premiums and policy fees                        $1,122,010          $355,395          $766,615
   Reinsurance ceded                                  459,215           104,696           354,519
                                                    ---------           -------         ---------
       Net of reinsurance ceded                       662,795           250,699           412,096
   Net investment income                              636,396             5,002           631,394
   Realized investment gains (losses)                   3,121                               3,121
   Other income                                        64,103             4,346            59,757
                                                    ---------           -------         ---------
                                                    1,366,415           260,047         1,106,368
                                                    ---------           -------         ---------
Benefits and expenses
   Benefits and settlement expenses                   785,765           155,241           630,524
   Amortization of deferred policy acquisition costs  111,188             6,859           104,329
   Amortization of goodwill                             2,778             2,778                 0
   Other operating expenses                           264,572            65,113           199,459
                                                    ---------           -------         ---------
                                                    1,164,303           229,991           934,312
                                                    ---------           -------         ---------
Income before income tax                              202,112            30,056           172,056

Income tax expense                                     71,331            11,492            59,839
                                                    ---------           -------         ---------
Income from Continuing Operations Before
the Effect of a Change in Accounting
Principle and Extraordinary Loss                     $130,781           $18,564          $112,217
                                                    =========           =======         =========
   See notes to pro forma consolidated condensed financial statements

PROTECTIVE LIFE CORPORATION
NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Note A. Pro Forma Assumptions

        On December 31, 2001, Protective Life Corporation (the “Company”) completed its sale to Fortis, Inc. of substantially all of its Dental Benefits Division (“Dental Division”), discontinued certain other remaining Dental Division operations, and discontinued other Dental Division related operations reported in the Corporate and Other segment, primarily other health insurance lines (the sale and discontinued operations are hereinafter collectively referred to as the “discontinuance”). These transactions will be accounted for as discontinued operations under Accounting Principles Board Opinion No. 30.

        The accompanying unaudited pro forma consolidated condensed balance sheet as of September 30, 2001, gives effect to the discontinuance as if such transactions had occurred on September 30, 2001.

        The accompanying unaudited pro forma consolidated condensed statements of income for the nine months ended September 30, 2001 and the years ended December 31, 2000, 1999, and 1998, give effect to the Company’s discontinuance of these operations by removing their historical results from those amounts previously reported. These pro forma statements of income represent only those elements of the Company’s operations that are a part of continuing operations. Items of a nonrecurring nature, which are a part of the discontinuance, are not included in the pro forma statements of income.

        The above-mentioned statements have been prepared in accordance with generally accepted accounting principles for pro forma financial information and with the Instructions to Form 8-K and Article 11 of Regulation S-X. In the opinion of management, all significant adjustments required for an appropriate pro forma presentation have been included.

Note B. Pro Forma Adjustments

        The following pro forma adjustments are made to the unaudited consolidated condensed balance sheet as if the discontinuance occurred September 30, 2001. The pro forma adjustments are based upon the information available as of the date of this Form 8-K. The pro forma adjustments include the estimated loss on sale of the Dental Division and other estimated costs of the discontinuance. Actual results of the discontinuance will not be determinable until the Company’s results for the quarter ending December 31, 2001, are available.

        Reference numbers correspond to those on the pro forma consolidated condensed balance sheet.

        1. To give effect to the sale of the assets, liabilities, and equity and recording of accrued income taxes related thereto.

        2. To give effect to costs related to the discontinuance including indemnifications and other exit costs.

        The pro forma adjustments made to the unaudited consolidated condensed statements of income are to give effect to the elimination of the historical revenues and expenses of the discontinued business.

        The pro forma statements of income do not purport to be indicative of results of the future operations of the Company. That is, the following pro forma information is not a projection of the Company’s future results from continuing operations, and does not include any pro forma adjustments for the future effects of the transactions including any income from the reinvestment of capital.